PRESS RELEASE
Bloom Energy Reports Record First Quarter 2026 Results and Raises Full Year 2026 Guidance
•Delivered 130% year-over-year revenue growth, driven by 208% product revenue growth
•Raised full year 2026 revenue growth guidance midpoint to ~80% year-over-year, up from prior guidance of ~60%
•Continued operating leverage, increasing gross margin and operating income guidance

SAN JOSE, Calif., April 28, 2026—Bloom Energy Corporation (NYSE: BE) (“Bloom,” “Bloom Energy,” “We,” or the “Company”) reported today its financial results for the first quarter ended March 31, 2026.

First Quarter Highlights

•Revenue of $751.1 million in the first quarter of 2026, an increase of 130.4% compared to $326.0 million in the first quarter of 2025. Product revenue of $653.3 million in the first quarter of 2026, an increase of 208.4% compared to $211.9 million in the first quarter of 2025.
•Gross margin of 30.0% in the first quarter of 2026, an increase of 2.8 percentage points year-over-year. Non-GAAP gross margin of 31.5% in the first quarter of 2026, an increase of 2.8 percentage points year-over-year.
•Service gross margin of 13.3% in the first quarter of 2026, an increase of 12.0 percentage points compared to 1.3% in the first quarter of 2025. Service non-GAAP gross margin of 18.0% in the first quarter of 2026, an increase of 13.2 percentage points compared to 4.8% in the first quarter of 2025.
•Operating income of $72.2 million in the first quarter of 2026, an increase of $91.3 million year-over-year. Non-GAAP operating income of $129.7 million in the first quarter of 2026, an increase of $116.5 million year-over-year.
•Generated $73.6 million cash flow from operating activities in the first quarter of 2026, an increase of $184.3 million year-over-year.

KR Sridhar, Founder, Chairman and Chief Executive Officer of Bloom Energy, said, “We at Bloom are ushering in the era of digital power for the digital age. Bloom is rapidly becoming the standard and “go-to choice” for on-site power.”

Simon Edwards, Chief Financial Officer of Bloom Energy, added, “Bloom is a generational company with differentiated technology, a compelling strategy, and a mission-driven team focused on disciplined execution. I’m excited help scale the business and support Bloom's next phase of growth.”

Summary of Key Financial Metrics

Summary of GAAP Financial Information

($000), except EPS data	Q1'26	Q4'25	Q1'25
Revenue	$751,054	$777,683	$326,021
Cost of Revenue	525,510	537,788	237,314
Gross Profit	225,544	239,895	88,707
Gross Margin	30.0%	30.8%	27.2%
Operating Expenses	153,354	152,366	107,777
Operating Income (Loss)	72,190	87,529	(19,070)
Operating Margin	9.6%	11.3%	(5.8)%
Non-operating (Income) Expenses	1,537	86,438	4,744
Net Profit (Loss) to Common Stockholders	$70,653	$1,091	$(23,814)
GAAP EPS, Basic	$0.25	$—	$(0.10)
GAAP EPS, Diluted	$0.23	$—	$(0.10)

Summary of Non-GAAP Financial Information1

($000), except EPS data	Q1'26	Q4'25	Q1'25
Revenue	$751,054	$777,683	$326,021
Cost of Revenue	514,750	529,725	232,530
Gross Profit	236,305	247,958	93,492
Gross Margin	31.5%	31.9%	28.7%
Operating Expenses	106,595	115,000	80,316
Operating Income	129,710	132,958	13,175
Operating Margin	17.3%	17.1%	4.0%
Adjusted EBITDA	$142,989	$146,143	$25,161
Non-GAAP EPS, Basic	$0.49	$0.51	$0.03
Non-GAAP EPS, Diluted	$0.44	$0.45	$0.03

1.A detailed reconciliation of GAAP to Non-GAAP financial measures is provided at the end of this press release

Guidance

Bloom Energy increases financial guidance for the full-year 2026:

•Revenue:	$3.4B - $3.8B
•Non-GAAP Gross Margin:	~34%
•Non-GAAP Operating Income:	$600M - $750M
•Non-GAAP EPS:	$1.85 - $2.25

Investor Conference Call/ Webcast Details

Bloom Energy will host a conference call today, April 28, 2026, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its financial results. To participate in the live call, analysts and investors may call toll-free dial-in number: +1 (888) 596-4144 and toll-dial-in-number +1 (646) 968-2525. The conference ID is 9681836. A simultaneous live webcast will also be available under the Investor Relations section on our website at https://investor.bloomenergy.com. Following the webcast, an archived version will be available on Bloom Energy’s website for one year. A telephonic replay of the conference call will be available for one week following the call, by dialing +1 (800) 770-2030 or +1 (609) 800-9909 and entering passcode 9681836.

Additional Information and Where to Find It

The Investor Relations section of Bloom Energy’s website at investor.bloomenergy.com contains a significant amount of information about Bloom Energy, including financial and other information for investors. Bloom Energy encourages investors to visit this website from time to time, as information is updated and new information is posted. The information contained on, or that may be accessed through Bloom Energy's website is not incorporated by reference into, and it not part of, this press release.

Forward-Looking Statements

This press release contains certain forward-looking statements relating to future events and expectations, including our expectations that Bloom Energy will become the standard and “go-to-choice” for on-site power and will continue to scale and grow and estimates and projections for our business outlook for the 2026 fiscal year, each of which is based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management based on information currently available to management at the time they are made. These forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual results, performance, and/or trends. In addition to general industry and global economic conditions, factors that could cause actual results, performance, and/or trends to differ materially from those discussed in the forward-looking statements made in this press release include, but are not limited to: (1) the emerging nature distributed energy generation and rapidly evolving market trends; (2) the significant upfront costs of Bloom Energy’s Energy Servers and Bloom Energy’s ability to secure financing for its products; (3) Bloom Energy’s ability to drive cost reductions and to successfully mitigate against potential price increases; (4) Bloom Energy’s ability to service its existing debt obligations; (5) Bloom Energy’s ability to be successful in new markets; (6) the risk of manufacturing defects; (7) the accuracy of Bloom Energy’s estimates regarding the useful life of its Energy Servers, (8) delays in the development and introduction of new products or updates to existing products; (9) supply constraints; (10) the availability of rebates, tax credits and other tax benefits; (11) the impact of the Inflation Reduction Act of 2022 and the One Big Beautiful Bill Act; (12) changes in the regulatory landscape; (13) Bloom Energy’s lengthy sales and installation cycle, construction, utility interconnection and other delays related to the installation of its Energy Servers; (14) business and economic conditions and growth trends in commercial and industrial energy markets; (15) trade policies including tariffs; (16) the overall electricity generation market; (17) our ability to increase production capacity for our products in a timely and cost-effective manner; (18) any actual or perceived slowdown in the adoption of AI resulting in a slower expansion of AI data centers; (19) Bloom Energy’s ability to protect its intellectual property; (20) the ability of current product and service backlog to ultimately be recognizable as revenue and/or (21) the risks relating to forward-looking statements and other “Risk Factors” identified from time to time in our filings with the Securities Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequently filed reports, including on Form 10-Q, which filings are available from the SEC. Bloom Energy assumes no obligation to, and does not currently intend to, update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as defined in the SEC rules. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Some numbers may not foot due to rounding. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of our non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in this press release. Bloom Energy urges you to review the reconciliations of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in this press release, and not to rely on any single financial measure to evaluate our business. With respect to Bloom Energy’s expectations regarding its 2026 outlook, Bloom Energy is not able to provide a quantitative reconciliation of non-GAAP gross margin, non-GAAP operating income, and non-GAAP EPS measures to the corresponding GAAP measures without unreasonable efforts due to the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. The variability of these items could significantly impact our future U.S. GAAP financial results and we believe that any reconciliation provided would imply a degree of precision that could be confusing or misleading to investors.

About Bloom Energy

Bloom Energy empowers enterprises to meet soaring energy demands and responsibly take charge of their power needs. The company’s solid oxide fuel cell systems provide ultra-resilient, highly scalable onsite electricity for Fortune 500 customers around the world, including data centers, semiconductor manufacturing, large utilities, and other commercial and industrial sectors as well as mission-critical organizations in local communities, such as hospitals, college campuses and retailers. Headquartered in Silicon Valley, Bloom Energy employs more than 2,000 people worldwide and manufactures its systems in the United States. For more information, visit BloomEnergy.com.

Investor Relations: Michael Tierney Bloom Energy investor@bloomenergy.com	Media: Katja Gagen Bloom Energy press@bloomenergy.com

Condensed Consolidated Balance Sheets
(in thousands, except share data)

	March 31,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents[1]	$2,491,433	$2,454,108
Restricted cash	1,251	1,973
Accounts receivable, less allowance for credit losses of $460 as of March 31, 2026 and December 31, 2025, respectively[1,2]	359,406	371,796
Contract assets[3]	242,595	178,928
Inventories[1]	732,528	643,306
Deferred cost of revenue	23,363	30,651
Prepaid expenses and other current assets[1,4]	103,960	49,805
Total current assets	3,954,536	3,730,567
Property, plant and equipment, net[1]	401,088	398,507
Investments in unconsolidated affiliates[10]	23,261	10,037
Operating lease right-of-use assets[1]	109,395	108,541
Restricted cash	25,600	25,499
Contract assets[5]	63,281	62,258
Deferred cost of revenue	4,269	4,099
Other long-term assets[1,6]	83,299	57,203
Total assets	$4,664,729	$4,396,711
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable[1]	$241,649	$203,129
Accrued warranty[7]	38,365	20,013
Accrued expenses and other current liabilities[1,8]	223,653	222,254
Deferred revenue and customer deposits[9]	194,094	100,975
Operating lease liabilities[1]	21,933	22,000
Financing obligations	63,151	51,308
Non-recourse debt[1]	3,959	4,153
Total current liabilities	786,804	623,832
Deferred revenue and customer deposits	39,260	42,840
Operating lease liabilities[1]	107,216	106,935
Financing obligations	152,834	192,460
Recourse debt	2,598,676	2,613,726

	March 31,	December 31,
	2026	2025
Deferred profit in transactions with unconsolidated affiliates[11]	22,774	13,928
Other long-term liabilities	9,157	10,027
Total liabilities	$3,716,721	$3,603,748
Commitments and contingencies
Stockholders’ equity:
Common stock: 0.0001 par value; Class A shares—600,000,000 shares authorized, and 284,207,963 shares and 280,045,459 shares issued and outstanding, and Class B shares—470,092,742 shares authorized, and no shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively.	28	28
Additional paid-in capital	4,835,729	4,755,965
Accumulated other comprehensive income (loss)	2,967	(369)
Accumulated deficit	(3,917,255)	(3,986,983)
Total stockholders’ equity attributable to common stockholders	921,469	768,641
Noncontrolling interest	26,539	24,322
Total stockholders’ equity	$948,008	$792,963
Total liabilities and stockholders’ equity	$4,664,729	$4,396,711

1 We have a variable interest entity related to a joint venture in the Republic of Korea, which represents a portion of the consolidated balances recorded within these financial statement line items.
2 Including amounts from related parties of $0.6 million and $151.9 million as of March 31, 2026 and December 31, 2025, respectively.
3 Including amounts from related parties of $74.1 million and $3.0 million as of March 31, 2026 and December 31, 2025, respectively.
4 Including amounts from related parties of $1.5 million and $1.2 million as of March 31, 2026 and December 31, 2025, respectively.
5 Including amounts from related parties of $48.0 million and $48.8 million as of March 31, 2026 and December 31, 2025, respectively.
6 Including amounts from related parties of $6.7 million and $6.0 million as of March 31, 2026 and December 31, 2025, respectively.
7 Including amounts from related parties of $4.1 million and $0.8 million as of March 31, 2026 and December 31, 2025, respectively.
8 Including amounts from related parties of $1.7 million as of March 31, 2026. Related party balance as of December 31, 2025, was inconsequential.
9 Including amounts from related parties of $8.1 million and $6.9 million as of March 31, 2026 and December 31, 2025, respectively.
10 Represent related party investments in the joint ventures between Brookfield Asset Management and the Company.
11 Represent the excess of unrealized profit from sales to the joint ventures between Brookfield Asset Management and the Company over the carrying value of the related equity‑method investments.

Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31, 2026	Three Months Ended December 31, 2025	Three Months Ended March 31, 2025

Revenue:
Product	$653,348	$638,487	$211,869
Installation	25,931	67,272	33,651
Service	61,879	61,691	53,548
Electricity	9,896	10,233	26,953
Total revenue[1]	751,054	777,683	326,021
Cost of revenue:
Product	429,232	404,728	139,573
Installation	35,080	74,486	33,315
Service	53,664	51,289	52,858
Electricity	7,534	7,285	11,568
Total cost of revenue	525,510	537,788	237,314
Gross profit	225,544	239,895	88,707
Operating expenses:
Research and development	56,849	55,889	40,612
Sales and marketing	38,439	41,902	22,265
General and administrative[2]	58,066	54,575	44,900
Total operating expenses	153,354	152,366	107,777
Income (loss) from operations	72,190	87,529	(19,070)
Interest income	20,601	13,602	8,553
Interest expense[3]	(8,604)	(10,647)	(14,411)
Equity in loss of unconsolidated affiliates[4]	(17,002)	(20,822)	—
Other income (expense), net	6,197	(909)	2,048
Debt conversion inducement expense	—	(66,241)	—
Gain (loss) on revaluation of embedded derivatives	754	(135)	(103)
Profit (loss) before income taxes	74,136	2,377	(22,983)
Income tax provision	445	952	431
Net profit (loss)	73,691	1,425	(23,414)
Less: Net income attributable to noncontrolling interest	3,038	334	400
Net income (loss) attributable to common stockholders	$70,653	$1,091	$(23,814)
Net earnings (loss) per share available to common stockholders:
Basic	$0.25	$.00	$(.10)
Diluted	$0.23	$.00	$(.10)
Weighted average shares used to compute net earnings (loss) per share available to common stockholders:
Basic	281,719	263,616	230,210
Diluted	319,708	263,616	230,210
1 Including related party revenue of $373.3 million, $574.2 million and $2.8 million for the three months ended March 31, 2026, December 31, 2025, and March 31, 2025, respectively.
2 Including related party general and administrative expenses of $0.2 million for the three months ended March 31, 2025. There was no related party general and administrative expenses for the three months ended March 31, 2026, and December 31, 2025.
3 Including related party interest expenses of $0.1 million for the three months ended March 31, 2025. There was no related party interest expense for the three months ended March 31, 2026, and December 31, 2025.
4 Represent related party equity in loss of the joint ventures between Brookfield Asset Management and the Company.

Condensed Consolidated Statement of Cash Flows
(in thousands)

	Three Months Ended March 31, 2026	Three Months Ended December 31, 2025	Three Months Ended March 31, 2025
Cash flows from operating activities:
Net profit (loss)	$73,691	$1,426	$(23,414)
Adjustments to reconcile net (loss) profit to net cash provided by (used in) operating activities:
Depreciation and amortization	13,279	13,184	11,986
Non-cash lease expense	8,002	8,011	8,068
Equity in loss of unconsolidated affiliates, net of distributions	17,002	20,822	—
Distributions received from unconsolidated affiliates[10]	138	—	—
Loss on disposal of property, plant and equipment	115	355	102
Revaluation of derivative contracts	(754)	135	103
Impairment of assets	—	12,669	—
Stock-based compensation expense	48,215	42,813	30,054
Amortization of debt issuance costs	3,426	2,711	1,859
Debt conversion inducement expense	—	66,241	—
Net gain on failed sale-and-leaseback transactions	(9,405)	—	(767)
Share-based consideration payable to customer’s customer[11]	(3,090)	15,947	—
Inventory reserve and other assets impairment	—	31	—
Unrealized foreign currency exchange loss (gain)	2,827	(198)	(2,208)
Other	(281)	(26)	(26)
Changes in operating assets and liabilities:
Accounts receivable[1]	11,782	40,156	2,257
Contract assets[2]	(64,690)	17,698	1,543
Inventories	(88,584)	59,950	(65,575)
Deferred cost of revenue	7,122	(7,237)	(4,501)
Prepaid expenses and other current assets[3]	(54,155)	(5,062)	(5,102)
Other long-term assets[4]	(25,993)	(12,820)	2,256
Operating lease right-of-use assets and operating lease liabilities[5]	(8,526)	(8,212)	(8,335)
Financing lease liabilities	89	1,410	451
Accounts payable	36,962	34,736	52,564
Accrued warranty[6]	18,352	5,331	(6,276)
Accrued expenses and other current liabilities[7]	(1,367)	52,614	(34,881)
Deferred revenue and customer deposits[8]	89,539	55,495	(70,802)
Deferred profit with equity method investees and other long-term liabilities	(86)	(107)	(38)
Net cash provided by (used in) operating activities	73,610	418,073	(110,682)
Cash flows from investing activities:
Purchase of property, plant and equipment	(26,182)	(22,954)	(14,259)
Proceeds from sale of property, plant and equipment	91	55	43
Investments in unconsolidated affiliates[9]	(19,848)	(11,921)	—
Net cash used in investing activities	(45,939)	(34,820)	(14,216)
Cash flows from financing activities:
Proceeds from issuance of debt	—	2,500,000	—
Payment of debt issuance costs	(806)	(59,364)	—
Repayment of debt	—	(975,945)	—

	Three Months Ended March 31, 2026	Three Months Ended December 31, 2025	Three Months Ended March 31, 2025
Repayment of financing obligations	(7,972)	(2,863)	(2,671)
Proceeds from issuance of common stock	15,835	9,088	7,651
Other	—	—	150
Net cash provided by financing activities	7,057	1,470,916	5,130
Effect of exchange rate changes on cash, cash equivalent, and restricted cash	1,976	396	155
Net increase (decrease) in cash, cash equivalents, and restricted cash	36,704	1,854,565	(119,613)
Cash, cash equivalents, and restricted cash:
Beginning of period	2,481,580	627,015	950,971
End of period	$2,518,284	$2,481,580	$831,358

1 Including changes in related party balances of $151.3 million, $3.4 million and $6.8 million for the three months ended March 31, 2026, December 31, 2025, and March 31, 2025, respectively.
2 Including changes in related party balances of $70.4 million, $36.4 million and $0.1 million for the three months ended March 31, 2026, December 31, 2025, and March 31, 2025, respectively.
3 Including changes in related party balances of $0.3 million, $1.2 million and $0.3 million for the three months ended March 31, 2026, December 31, 2025, and March 31, 2025, respectively.
4 Including changes in related party balances of $0.7 million, $6.0 million and $0.4 million for the three months ended March 31, 2026, December 31, 2025, and March 31, 2025, respectively.
5 Including changes in related party balances of $0.1 million for the three months ended December 31, 2025. There were no related party balances as of March 31, 2026, and December 31, 2025.
6 Including changes in related party balances of $3.3 million, $0.8 million for the three months ended March 31, 2026, December 31, 2025, respectively. There were no changes in related party balances for the three months ended March 31, 2025.
7 Including changes in related party balances of $1.7 million, $3.5 million and $1.7 million for the three months ended March 31, 2026, December 31, 2025, and March 31, 2025, respectively.
8 Including changes in related party balances of $1.2 million, $6.9 million and $3.6 million for the three months ended March 31, 2026, December 31, 2025, and March 31, 2025, respectively.
9 Represent related party investments in the joint ventures between Brookfield Asset Management and the Company.
10 Represent related party distributions from the joint ventures between Brookfield Asset Management and the Company.
11 Represent related party non-cash consideration payable to customer’s customer for three months ended December 31, 2025, and respective adjustment for the three months ended March 31, 2026.

Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)
(in thousands, except percentages)

	Q1'26	Q4'25	Q1'25
GAAP revenue	$751,054	$777,683	$326,021
GAAP cost of revenue	525,510	537,788	237,314
GAAP gross profit	225,544	239,895	88,707
Non-GAAP adjustments:
Stock-based compensation expense	10,405	7,841	4,829
Restructuring	181	95	(212)
Other	175	128	168
Non-GAAP gross profit	$236,305	$247,958	$93,492
GAAP gross margin %	30.0%	30.8%	27.2%
Non-GAAP adjustments	1.4%	1.0%	1.5%
Non-GAAP gross margin %	31.5%	31.9%	28.7%

	Q1'26	Q4'25	Q1'25
GAAP operating income (loss)	$72,190	$87,529	$(19,070)
Non-GAAP adjustments:
Stock-based compensation expense	57,004	44,484	32,201
Restructuring	306	781	(162)
Other	211	165	206
Non-GAAP operating income	$129,710	$132,958	$13,175
GAAP operating margin %	9.6%	11.3%	(5.8)%
Non-GAAP adjustments	7.7%	5.8%	9.9%
Non-GAAP operating margin %	17.3%	17.1%	4.0%

Reconciliation of GAAP Net Income (Loss) to non-GAAP Net Profit and Computation of non-GAAP Net Earnings per Share (EPS)
(unaudited)
(in thousands, except share data)

	Q1'26	Q4'25	Q1'25
Net Income (loss) to Common Stockholders	$70,653	$1,091	$(23,814)
Non-GAAP adjustments:
Add back: Net income attributable to noncontrolling interest	3,038	334	400
Stock-based compensation expense	57,004	44,484	32,201
Equity in loss of unconsolidated affiliates	17,002	20,822	—
(Gain) loss on derivative liabilities	(754)	135	103
Restructuring	306	781	(162)
Effect of Assets Buyout and Repowering	(9,405)	—	(2,514)
Debt conversion inducement expense	—	66,241	—
Other	211	165	206
Adjusted Net Profit	$138,055	$134,052	$6,420

Adjusted net earnings per share (EPS), Basic	$0.49	$0.51	$0.03
Adjusted net earnings per share (EPS), Diluted	$0.44	$0.45	$0.03
Weighted average shares outstanding attributable to common stockholders, Basic	281,719	263,616	230,210
Weighted-average shares outstanding attributable to common stockholders, Diluted	319,708	315,088	230,210

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA
(unaudited)
(in thousands)

	Q1'26	Q4'25	Q1'25
Net Income (loss) to Common Stockholders	$70,653	$1,091	$(23,814)
Add back: Net income attributable to noncontrolling interest	3,038	334	400
Stock-based compensation expense	57,004	44,484	32,201
Equity in loss of unconsolidated affiliates	17,002	20,822	—
(Gain) loss on derivative liabilities	(754)	135	103
Restructuring	306	781	(162)
Effect of Assets Buyout and Repowering	(9,405)	—	(2,514)
Debt conversion inducement expense	—	66,241	—
Other	211	165	206
Adjusted Net Profit	138,055	134,052	6,420

Depreciation & amortization	13,279	13,184	11,986
Income tax provision	445	952	431
Interest expense, Other (income) expense, net	(8,790)	(2,045)	6,324
Adjusted EBITDA	$142,989	$146,143	$25,161

Reconciliation of GAAP to non-GAAP Gross Profit (Loss) and Margin
(unaudited)
(in thousands, except percentages)

				Q1'26
	Revenue	GAAP gross profit (loss)	Stock-based compensation expense	Other Non-GAAP adj.	Non-GAAP gross profit (loss)	GAAP Gross Margin	Non-GAAP gross margin %
Product	$653,348	$224,116	$6,159	$82	$230,357	34.3%	35.3%
Install	25,931	(9,149)	1,446	69	(7,634)	(35.3)%	(29.4)%
Service	61,879	8,215	2,800	145	11,160	13.3%	18.0%
Electricity	9,896	2,362	—	60	2,422	23.9%	24.5%
Total	$751,054	$225,544	$10,405	$356	$236,305	30.0%	31.5%

				Q4'25
	Revenue	GAAP gross profit (loss)	Stock-based compensation expense	Other Non-GAAP adj.	Non-GAAP gross profit (loss)	GAAP Gross Margin	Non-GAAP gross margin %
Product	$638,487	$233,759	$5,458	$72	$239,288	36.6%	37.5%
Install	67,272	(7,214)	868	24	(6,322)	(10.7)%	(9.4)%
Service	61,691	10,402	1,515	127	12,044	16.9%	19.5%
Electricity	10,233	2,948	—	—	2,948	28.8%	28.8%
Total	$777,683	$239,895	$7,841	$223	$247,958	30.8%	31.9%

				Q1'25
	Revenue	GAAP gross profit	Stock-based compensation expense	Other Non-GAAP adj.	Non-GAAP gross profit	GAAP Gross Margin	Non-GAAP gross margin %
Product	$211,869	$72,296	$1,950	$(1)	$74,245	34.1%	35.0%
Install	33,651	336	957	1	1,294	1.0%	3.8%
Service	53,548	690	1,922	(44)	2,568	1.3%	4.8%
Electricity	26,953	15,385	—	—	15,385	57.1%	57.1%
Total	$326,021	$88,707	$4,829	$(44)	$93,492	27.2%	28.7%

Use of non-GAAP financial measures

To supplement Bloom Energy condensed consolidated financial statement information presented on a GAAP basis, Bloom Energy provides financial measures including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (non-GAAP earnings from operations), non-GAAP operating margin, non-GAAP net profit (non-GAAP net earnings), non-GAAP basic and diluted earnings per share and Adjusted EBITDA. Bloom Energy also provides forecasts of non-GAAP gross margin and non-GAAP operating margin.

These non-GAAP financial measures are not computed in accordance with, or as an alternative to, GAAP in the United States.

•The GAAP measure most directly comparable to non-GAAP gross profit is gross profit.
•The GAAP measure most directly comparable to non-GAAP gross margin is gross margin.
•The GAAP measure most directly comparable to non-GAAP service gross margin is service gross margin.
•The GAAP measure most directly comparable to non-GAAP operating income (non-GAAP earnings from operations) is operating income (loss) (earnings (loss) from operations).
•The GAAP measure most directly comparable to non-GAAP operating margin is operating margin.
•The GAAP measure most directly comparable to non-GAAP net profit (non-GAAP net earnings) is net income (loss) (net earnings (loss)).
•The GAAP measure most directly comparable to non-GAAP diluted earnings per share is diluted earnings (loss) per share.
•The GAAP measure most directly comparable to Adjusted EBITDA is net income (loss).

Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the tables above or elsewhere in the materials accompanying this news release.

Use and economic substance of non-GAAP financial measures used by Bloom Energy

Non-GAAP gross profit and non-GAAP gross margin, including non-GAAP service gross margin, are defined to exclude charges relating to stock-based compensation expense, restructuring charges, and other charges. Non-GAAP net profit (non-GAAP net earnings) and non-GAAP diluted earnings per share consist of net income (loss) or diluted net income (loss) per share excluding charges relating to net income attributable to noncontrolling interest, (gain) loss on derivative liabilities, debt conversion inducement expense, charges relating to stock-based compensation expense, investments in loss of unconsolidated affiliates, effects of assets buyout and repowering, restructuring charges, and other charges. Adjusted EBITDA is defined as net income (loss) before interest income (expense), income tax provision, depreciation and amortization expense, net income attributable to noncontrolling interest, debt conversion inducement expense, investments in loss of unconsolidated affiliates, charges relating to stock-based compensation expense, restructuring charges, and other charges. Bloom Energy management uses these non-GAAP financial measures for purposes of evaluating Bloom Energy’s historical and prospective financial performance, as well as Bloom Energy’s performance relative to its competitors. Bloom Energy believes that excluding the items mentioned above from these non-GAAP financial measures allows Bloom Energy management to better understand Bloom Energy’s consolidated financial performance as management does not believe that the excluded items are reflective of ongoing operating results. More specifically, Bloom Energy management excludes each of those items mentioned above for the following reasons:

•Net income attributable to noncontrolling interest represents allocation to the noncontrolling interests under the hypothetical liquidation at book value (“HLBV”) method and is associated with the joint venture in the Republic of Korea and the ventures between Brookfield Asset Management and the Company.
•Stock-based compensation expense consists of equity awards granted based on the estimated fair value of those awards at grant date. Although stock-based compensation is a key incentive offered to our employees, Bloom Energy excludes these charges for the purpose of calculating these non-GAAP measures, primarily because they are non-cash expenses and such an exclusion facilitates a more meaningful evaluation of Bloom Energy current operating performance and comparisons to Bloom Energy operating performance in other periods.
•Debt conversion inducement expense—represents the incremental cost incurred to encourage noteholders to participate in the debt exchange, which is a non-recurring, non-operating item.
•Equity-method investment adjustment—include (i) elimination of intra‑entity profit on sales to joint ventures formed with Brookfield Asset Management—deferred and recognized over the assets’ depreciable lives—and (ii) the Company’s equity pickup of those joint ventures’ net results under HLBV method. Equity-method investment adjustments are excluded from non-GAAP financial measures because these generally are non-cash, represent non-operating activity during the period of adjustment, relate to activity in entities outside of the operational control of the Company, and excluding such expense/gain provides meaningful supplemental information regarding core operations.
•(Gain) loss on derivatives liabilities represents non-cash adjustments to the fair value of the embedded derivatives.
•Restructuring charges are represented by severance expense and other costs.
•Effects of Assets Buyout and Repowering represents net gain on failed sale-and-leaseback transactions due to termination of multiple Managed Services sites, consisting of loss on impairment of related fixed assets offset against gain on extinguishment of debt as a result of derecognition of respective financing obligations adjusted by cash paid for assets buyback.
•Other represents: (1) site termination costs of $0.1 million, $0.2 million, and $0.1 million for three months ended March 31, 2026, three months ended December 31, 2025, and three months ended March 31, 2025, respectively, (2) sales property tax of $0.1 million for March 31, 2026, and (3) immaterial amounts of amortization of acquired intangible assets.
•Adjusted EBITDA is defined as Adjusted Net Profit before depreciation and amortization expense, income tax provision, interest income (expense), other income, net. We use Adjusted EBITDA to measure the operating performance of our business, excluding specifically identified items that we do not believe directly reflect our core operations and may not be indicative of our recurring operations.

For more information about these non-GAAP financial measures, please see the tables captioned “Reconciliation of GAAP to Non-GAAP Financial Measures,” “Reconciliation of GAAP Net Income (Loss) to non-GAAP Net Profit and Computation of non-GAAP Net Earnings per Share (EPS),” “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA,” and “Reconciliation of GAAP to non-GAAP Gross Profit (Loss) and Margin” set forth in this release, which should be read together with the preceding financial statements prepared in accordance with GAAP.

Material limitations associated with use of non-GAAP financial measures

These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Bloom Energy results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

•Items such as stock-based compensation expense that is excluded from non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (non-GAAP earnings from operations), non-GAAP operating margin, non-GAAP net profit (non-GAAP net earnings), and non-GAAP diluted earnings per share can have a material impact on the equivalent GAAP earnings measure.
•Income attributable to noncontrolling interest and (gain) loss on derivatives liabilities, though not directly affecting Bloom Energy’s cash position, represent the (gain) loss in value of certain assets and liabilities. The expense associated with this (gain) loss in value is excluded from non-GAAP net earnings, and non-GAAP diluted earnings per share and can have a material impact on the equivalent GAAP earnings measure.
•Other companies may calculate non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating profit (non-GAAP earnings from operations), non-GAAP operating margin, non-GAAP service gross margin, non-GAAP net profit (non-GAAP net earnings), non-GAAP diluted earnings per share and Adjusted EBITDA differently than Bloom Energy does, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures

Bloom Energy compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only as a supplement. Bloom Energy also provides a reconciliation of each non-GAAP financial measure to its most directly comparable GAAP measure within this press release and in other written materials that include these non-GAAP financial measures, and Bloom Energy encourages investors to review those reconciliations carefully.

Usefulness of non-GAAP financial measures to investors

Bloom Energy believes that providing financial measures including non-GAAP gross profit, non-GAAP gross margin, non-GAAP service gross margin, non-GAAP operating income (non-GAAP earnings from operations), non-GAAP operating margin, non-GAAP net profit (non-GAAP net earnings), non-GAAP diluted earnings per share in addition to the related GAAP measures provides investors with greater transparency to the information used by Bloom Energy management in its financial and operational decision making and allows investors to see Bloom Energy’s results “through the eyes” of management. Bloom Energy further believes that providing this information better enables Bloom Energy investors to understand Bloom Energy’s operating performance and to evaluate the efficacy of the methodology and information used by Bloom Energy management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of Bloom Energy’s operating performance with the performance of other companies in Bloom Energy’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.